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                                                                 Exhibit 4.01(d)

                              OFFICERS' CERTIFICATE

          David L. Porges, Executive Vice President and Chief Financial Officer, and Philip G. Elliott, Assistant Treasurer, of Equitable Resources, Inc., a Pennsylvania corporation (the "Company"), pursuant to Section 301 of the Indenture (the "Indenture") dated as of July 1, 1996 between the Company and The Bank of New York (as successor to the Bank of Montreal Trust Company), as trustee (the "Trustee"), and with respect to the $200,000,000 aggregate principal amount of 5.15% Notes due 2012 (the "Notes") of the Company, established by, or pursuant to, resolutions (the "Resolutions") of the Board of Directors (the "Board") of the Company adopted on October 17, 2002, each hereby CERTIFIES as follows:

          1.   EXAMINATIONS AND CONDITIONS PRECEDENT.

                    a. Each of the undersigned has read the provisions of the Indenture setting forth conditions precedent to the authentication of the Notes and the definitions in the Indenture relating thereto.

                    b. Each of the undersigned has examined the Resolutions of the Board adopted prior to the date hereof relating to the authorization, issuance, authentication and delivery of the Notes, certificates of officers of the Company and corporate records of the Company, agreements and other instruments and documents deemed necessary as a basis for the opinion hereinafter expressed.

                    c. In the opinion of each of the undersigned, such examination is sufficient to enable him to express an informed opinion as to whether or not the conditions precedent referred to above have been complied with.

                    d. Each of the undersigned is of the opinion that, upon the giving to the Trustee of the instructions specified in the authentication and delivery order of the Company dated the date hereof and delivered pursuant to Section 303 of the Indenture, the conditions precedent referred to above will have been complied with.

          2.   TERMS OF THE NOTES.

          The terms and conditions of the Notes were duly approved and authorized by David L. Porges, as a Designated Officer (as defined in the Resolutions), on November 7, 2002, in accordance with, or pursuant to, the Resolutions. A copy of the Resolutions is attached hereto as Exhibit A. The terms and conditions, as such were approved and authorized by David L. Porges, as a Designated Officer, are as set forth in the Officer's Declaration dated November 7, 2002. A copy of such Officer's Declaration is attached hereto as Exhibit B.

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          3.   FORM OF THE NOTES.

          Attached as Exhibit A to the Officer's Declaration (attached hereto as Exhibit B) is a true and correct copy of a global note representing the Notes.


                            [Signature page follows]

                                        2
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          IN WITNESS WHEREOF, we have hereunto signed our names on this 15th day of November, 2002.



                                    /s/ David L. Porges
                                   ------------------------------------
                                   Name:  David L. Porges
                                   Title: Executive Vice President and
                                          Chief Financial Officer



                                    /s/ Philip G. Eliott
                                   ------------------------------------
                                   Name:  Philip G. Eliott
                                   Title: Assistant Treasurer

                                        3
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                                              EXHIBIT A TO OFFICER'S CERTIFICATE

                                   RESOLUTIONS

See attached.

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                                              EXHIBIT B TO OFFICER'S CERTIFICATE

                            EQUITABLE RESOURCES, INC.

                              OFFICER'S DECLARATION

                                November 7, 2002

          WHEREAS, resolutions of the Board of Directors of Equitable Resources, Inc. (the "Company") duly adopted on October 17, 2002 (the "Resolutions") authorized and ratified, INTER ALIA, the Designated Officers (as defined therein) (i) to negotiate the form, terms and provisions of the Notes (as defined below), (ii) to execute and deliver up to $200,000,000 aggregate principal amount of the Notes, with an interest rate not to exceed 6.00%, in accordance with the provisions of the Indenture and this declaration, (iii) to negotiate the form, terms and provisions of the amendments to the Indenture, if any, and (iv) to determine and agree to the price at which the Notes shall be offered, the interest rate to be borne by the Notes and the dates of payment thereof, the maturity date of the Notes, the redemption prices of the Notes, and the dates on and after which any such redemption shall be permitted and the other terms of such redemption, and the discount rate for purposes of determining additional interest.

          WHEREAS, the terms not defined herein shall have the meanings assigned to them in the Indenture (the "Indenture") dated as of July 1, 1996 between the Company and The Bank of New York (as successor to the Bank of Montreal Trust Company), as trustee (the "Trustee"); and

          WHEREAS, this Designated Officer has been authorized by the Resolutions to establish the terms of the issuance and sale of the Notes of the Company in an aggregate principal amount of up to $200,000,000, and to take other actions in connection therewith as specified in the Resolutions;

          NOW, THEREFORE, BE IT RESOLVED, that pursuant to and in accordance with the Resolutions, $200,000,000 of aggregate principal amount of Notes of the Company shall be issued with the following terms:

          (1) The title of the Notes shall be the "5.15% Notes due 2012" (referred to herein as the "Notes").

          (2) The aggregate principal amount of the Notes shall initially be limited to $200,000,000. The Company may also at any time and from time to time, without notice to or consent of the Holders, issue additional Notes of the same tenor, coupon and other terms as the Notes offered hereby, so that such additional Notes and the Notes offered hereby shall form a single series.

          (3) The Notes shall be issued on November 15, 2002 and shall mature on November 15, 2012.

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          (4) The Notes shall bear interest at the rate of 5.15% per annum calculated on the basis of a 360-day year of twelve 30-day months; interest in respect of each of the Notes shall accrue from November 15, 2002, or from the most recent Interest Payment Date to which interest has been paid or duly provided for until the principal thereof is paid or made available for payment; the Interest Payment Dates shall be May 15 and November 15 of each year, commencing May 15, 2003; and the Regular Record Date for interest payable on any Interest Payment Dates shall be the close of business on May 1 or November 1, as the case may be, immediately preceding such Interest Payment Date.

          (5) The interest rate on the Notes is subject to increase in certain circumstances relating to the registration of the Exchange Notes up to a maximum additional interest rate of 0.50% per year.

          (6) Payment of the principal of, premium, if any, and interest on each of the Notes shall be payable as provided for in the Indenture.

          (7) The Notes shall be redeemable, at the option of the Company, at any time in whole or from time to time in part, upon not less than 30 and not more than 60 days' notice mailed to each registered Holder of Notes to be redeemed, on any date prior to maturity at a price equal to the greater of (i) 100% of the principal amount thereof plus accrued interest to the Redemption Date or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (exclusive of interest accrued to the Redemption Date) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30 day months) at the applicable Treasury Rate plus 20 basis points plus accrued and unpaid interest on the principal amount being redeemed to the Redemption Date;

          "Treasury Rate" means, with respect to any Redemption Date for the securities,

          - the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the remaining life (as defined below), yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate shall be interpolated or extrapolated from those yields on a straight line basis, rounding to the nearest month); or

          - if the release referred to in the previous bullet (or any successor release) is not published during the week preceding the calculation date or does not contain the yields referred to above, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date.

          The Treasury Rate will be calculated on the third business day preceding the Redemption Date.

          "Comparable Treasury Issue" means the U.S. Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term ("remaining life") of the Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining terms of the Notes.

          "Comparable Treasury Price" means, with respect to any Redemption
     Date:

          - the average of five Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or

          - if the Independent Investment Banker is unable to obtain at least four such Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations obtained by the Independent Investment Banker.

          "Independent Investment Banker" means either Banc of America Securities LLC or J.P. Morgan Securities Inc., as specified by the Company, or if these firms are unwilling or unable to select the applicable Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Company.

          "Reference Treasury Dealer" means (1) Banc of America Securities LLC and J.P. Morgan Securities Inc. (and their respective successors), provided, however, that if either of the foregoing shall cease to be a primary U.S. government securities dealer (a "Primary Treasury Dealer"), the Company will substitute therefore another Primary Treasury Dealer and
     (2) any other Primary Treasury Dealer selected by the Company after consultation with the Independent Investment Banker.

          "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date for the Notes, an average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury issue for the Notes (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

          In the event of redemption of this Note in part only, a new Note or Notes of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

          If less than all of the Notes are to be redeemed, the Trustee shall select the Notes to be redeemed by such method as the Trustee shall deem fair and appropriate.

          (8) The Company shall have no sinking fund or analogous obligations in respect of the Notes.

          (9) The Notes shall be issued in denominations of $1,000 or any integral multiple of $1,000 in excess of $1,000.

          (10) Principal of, premium, if any, and interest on the Notes shall be payable in U.S. dollars.

          (11) The Company shall not elect to have payments of principal of, premium, if any, or interest on the Notes made in a currency other than that in which the Notes are denominated or designated to be payable; the Notes may be satisfied and discharged only as provided in Article 4 of the Indenture.

          (12) Amounts of payments of principal of, premium, if any, and interest shall not be payable on the Notes with reference to an index, formula or other similar method.

          (13) Upon a declaration of acceleration of the Notes, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture. Upon (i) payment of the amount of principal so declared due and payable, (ii) payment of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable) and (iii) the occurrence of certain other events as set forth in the Indenture, all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Notes shall terminate.

          (14) Interest on any Note shall be payable to the Person in whose name such Note is registered at the close of business on the Regular Record Date for such interest, pursuant to Section 307 of the Indenture.

          (15) There are no deletions from, modifications of or additions to the Events of Default set forth in Section 501 of the Indenture (except that under Section 501(5) $25,000,000 has been changed to $50,000,000), or covenants of the Company set forth in Article 10 of the Indenture.

          (16) The global notes representing the Notes shall be dated the date of original issuance of the Notes.

          (17) The Security Registrar and Paying Agent shall initially be The Bank of New York.

          (18) Initially, there shall be no Exchange Rate Agent.

          (19) The Notes are exchangeable for a like aggregate principal amount of Notes of the same series of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

          (20) The initial price at which the Notes shall be sold to the public shall be 99.892% of their aggregate principal amount, and the underwriting discount payable to the Initial Purchasers pursuant to the Purchase Agreement dated November 7, 2002 among the Company and the Initial Purchasers shall be 0.650% of their aggregate principal amount.

          (21) The Notes shall be in substantially the form set forth in Exhibit A attached hereto, with such changes and modifications as the Designated Officer executing the same shall approve, such approval to be conclusively evidenced by such execution, and the Trustee's Certificate of Authentication shall be as set forth in the Indenture.

          (22) Each Note will be represented by either a global security registered in the name of a nominee of The Depository Trust Company or other depository or a certificate issued in definitive form as set forth in Annex A, and the transfer and exchange of the Notes shall be subject to the provisions set forth in Annex A.

          (23) The terms and conditions of the Notes not otherwise specified herein or in the form of each of the Notes shall be as specified in the Indenture; PROVIDED, HOWEVER, that, to the extent that any provision herein with respect to the Notes is inconsistent with any provision in the Indenture, the provisions enumerated herein shall control.

          IN WITNESS WHEREOF, I have hereunto signed my name on this 15th day of November, 2002.


                                      ---------------------------------
                                      Name:  David L. Porges
                                      Title: Executive Vice President and
                                             Chief Financial Officer

                                                ANNEX A TO OFFICER'S DECLARATION

          (1) The Notes offered and sold in reliance on Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), shall be issued initially in the form of one or more Global Notes (the "Rule 144A Global Notes") registered in the name of The Depository Trust Company ("DTC") or a nominee of DTC.

          (2) The Notes offered and sold in reliance on Regulation S under the Securities Act shall be issued initially in the form of one or more Global Notes (the "Regulation S Global Notes") registered in the name of DTC or a nominee of DTC. Each Regulation S Global Note will be deposited upon issuance with, or on behalf of, a custodian for DTC for credit to the respective accounts of the purchasers, or to other accounts as they may direct, at Euroclear Bank, S.A./N.V., as operator of the Euroclear System ("Euroclear"), or at Clearstream Banking, societe anonyme, Luxembourg ("Clearstream"). During the 40-day restricted period as defined in Regulation S under the Securities Act (the "Restricted Period"), interests in the Regulation S Global Note may only be held through Euroclear or Clearstream, as direct participants in DTC, unless exchanged for interests in the Rule 144A Global Note or the Institutional Accredited Investor Global Note, in accordance with the transfer and certification requirements described below.

          (3) The initial resale of the Notes shall not be to an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or
     (7) under the Securities Act ("Institutional Accredited Investors"), who is not also a "qualified institutional buyer". The Notes resold to Institutional Accredited Investors shall be issued initially in the form of one or more Global Notes (the "Institutional Accredited Investor Global Notes") registered in the name of DTC or a nominee of DTC.

          (4) Notes exchanged for interests in the Rule 144A Global Note, the Regulation S Global Note and the Institutional Accredited Investor Global Note pursuant to the Exchange and Registration Rights Agreement will be issued in the form of one or more Global Notes (the "Exchange Global Notes") registered in the name of DTC or a nominee of DTC.

          (5) The Rule 144A Global Notes, Regulation S Global Notes, Institutional Accredited Investor Notes and the Exchange Global Notes are referred to as the "Global Notes".

          (6) The following provisions shall apply with respect to any proposed transfer of a beneficial interest in a Rule 144A Global Note or an Institutional Accredited Investor Global Note or a certificated Note issued in exchange therefor prior to the date which is two years after the later of the date of its original issue and the last date on which the Company or any affiliate of the Company was the owner of such Note (or any predecessor thereto) (the "Resale Restriction Termination Date") unless prior to such transfer the Notes have been registered under the Securities Act:

          a. a transfer of a beneficial interest in a Rule 144A Global Note or an Institutional Accredited Investor Global Note or a certificated Note issued in exchange

                                    Annex A-1
     therefor to a "qualified institutional buyer" shall be made upon the representation of the transferee in the form as set forth in the form of assignment on the reverse of the Note that it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A;

          b. a transfer of a beneficial interest in a Rule 144A Global Note or an Institutional Accredited Investor Global Note or a certificated Note issued in exchange therefor to an Institutional Accredited Investor shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Exhibit B from the proposed transferee and, if requested by the Company or the Trustee, the delivery of an opinion of counsel, certification and/or other information satisfactory to each of them; and

          c. a transfer of a beneficial interest in a Rule 144A Global Note or an Institutional Accredited Investor Global Note or a certificated Note issued in exchange therefor to a person that is not a U.S. Person (as defined in Rule 902(o) under the Securities Act (a "Non-U.S. Person")) shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Exhibit C from the proposed transferor and, if requested by the Company or the Trustee, the delivery of an opinion of counsel, certification and/or other information satisfactory to each of them.

          (7) After the Resale Restriction Termination Date, interests in the Rule 144A Global Note may be transferred without requiring the certification set forth in Exhibit B or any additional certification.

          (8) The following provisions shall apply with respect to any proposed transfer of a Regulation S Global Note or a beneficial interest therein prior to the expiration of the Restricted Period:

          a. a transfer of a Regulation S Global Note or a beneficial interest therein to a "qualified institutional buyer" shall be made upon the representation of the transferee, in the form of assignment on the reverse of the Note, that it is purchasing the Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A;

                                    Annex A-2

          b. a transfer of a Regulation S Global Note or a beneficial interest therein to an Institutional Accredited Investor shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Exhibit B from the proposed transferee and, if requested by the Company or the Trustee, the delivery of an opinion of counsel, certification and/or other information satisfactory to each of them; and

          c. a transfer of a Regulation S Global Note or a beneficial interest therein to a Non-U.S. Person shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Exhibit C hereof from the proposed transferor and, if requested by the Company or the Trustee, receipt by the Trustee or its agent of an opinion of counsel, certification and/or other information satisfactory to each of them.

          (9) After the expiration of the Restricted Period, interests in the Regulation S Global Note may be transferred without requiring the certifications set forth in Exhibit B, Exhibit C or any additional certification.

          (10) a. The Rule 144A Global Note and the Institutional Accredited Investor Global Note shall bear the following legend (the "Private Placement Legend") on the face thereof:

          "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") THAT IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A,

                                    Annex A-3

          (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501
          (a)(1), (2), (3) or (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL ACCREDITED INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A TRANSACTION INVOLVING A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE."

          b. The Regulation S Global Note shall bear the following legend (the "Regulation S Legend") on the face thereof:

          "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OF BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT ("REGULATION S"), (2) BY ITS ACCEPTANCE HEREOF AGREES, ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED THE SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") THAT IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT

                                    Annex A-4

          REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501 (A)
          (1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL ACCREDITED INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A TRANSACTION INVOLVING A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND IN THE CASE OF THE FOREGOING CLAUSE
          (E), A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE COMPANY AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED AFTER 40 CONSECUTIVE DAYS BEGINNING ON AND INCLUDING THE LATER OF (A) THE DAY ON WHICH THE SECURITIES ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND (B) THE DATE OF THE CLOSING OF THE ORIGINAL OFFERING. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT."

          (11) Upon the transfer, exchange or replacement of the Notes not bearing a Private Placement Legend or a Regulation S Legend, the Trustee shall deliver Notes that do not bear a Private Placement Legend or a Regulation S Legend. Upon the transfer, exchange or replacement of the Notes bearing a Private Placement Legend or a Regulation S Legend, the Trustee shall deliver only Notes that bear a Private Placement Legend or a Regulation S Legend unless (i) such transfer exchange or replacement is made on or after (A) a Note is sold pursuant to an effective registration statement pursuant to the Exchange and Registration Rights Agreement, (B) a
     Note is exchanged for a Note in the exchange offer under an effective registration statement, pursuant to the Exchange and Registration Rights Agreement or (C) the Resale Restriction Termination Date, in the case of the Restricted Securities Legend, or the Restricted Period, in the case of the Regulation S Legend, or (ii) there is delivered to the Trustee an Opinion of

                                    Annex A-5

     Counsel to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

          (12) The following shall apply only to Global Notes deposited with the Trustee, as custodian for DTC.

          a. Each Global Note initially shall (x) be registered in the name of DTC for such Global Security or the nominee of DTC, (y) be delivered to the Trustee as custodian for DTC and (z) bear the following legend (the "Global Notes Legend") on the face thereof:

          "THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY OR A SUCCESSOR DEPOSITORY. THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE."

          b. Members of, or participants in, DTC ("Agent Members") shall have no rights under these resolutions or the Indenture with respect to any Global Note held on their behalf by DTC or by the Trustee as the custodian of DTC or under such Global Note, and DTC may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by DTC or impair, as between DTC and its Agent Members, the operation of customary practices of DTC governing the exercise of the rights of a beneficial owner of any Global Note.

          c. In connection with any transfer of a portion of the beneficial interest in a Global Note pursuant to paragraph (vi) below to beneficial owners who are required to hold certificated Notes, the Trustee shall reflect on its books and records the date and a decrease in the principal amount of such Global Note in an amount equal to the principal amount of the beneficial interest in the Global Note to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more certificated Notes of like tenor and amount.

          d. In connection with the transfer of an entire Global Note to beneficial owners pursuant to paragraph (vi) below, such Global Note shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the

                                    Annex A-6

     Trustee shall authenticate and deliver, to each beneficial owner identified by DTC in exchange for its beneficial interest in such Global Note, an equal aggregate principal amount of certificated Notes of authorized denominations.

          e. The registered Holder of a Global Note may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under these resolutions, the Indenture or the Notes.

          f. Except as provided below, owners of beneficial interests in Global Notes will not be entitled to receive certificated Notes. If required to do so pursuant to any applicable law or regulation, beneficial owners may obtain certificated Notes in exchange for their beneficial interests in a Global Note upon written request in accordance with DTC's and the Trustee's procedures. In addition, certificated Notes shall be transferred to all beneficial owners in exchange for their beneficial interests in a Global Note if (a) DTC notifies the Company that it is unwilling or unable to continue as depositary for such Global Security or DTC ceases to be a clearing agency registered under the Exchange Act, at a time when DTC is required to be so registered in order to act as depositary, and in each case a successor depositary is not appointed by the Company within 90 days of such notice or, (b) the Company executes and delivers to the Trustee an officers' certificate stating that such Global Note shall be so exchangeable or (c) an Event of Default has occurred and is continuing and the Trustee has received a request from DTC for such transfer and exchange.

                                    Annex A-7

                                              EXHIBIT A TO OFFICER'S DECLARATION
                               FORM OF GLOBAL NOTE

                        [Insert appropriate legend here]
                                                                    CUSIP_______
                            EQUITABLE RESOURCES, INC.
No.____                                              $___________
                                                     As revised by the
                                                     Schedule of Increases or
                                                     Decreases in Global
                                                     Security attached hereto

Equitable Resources, Inc., a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of _______, as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on ________ and to pay interest thereon from _______ or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 15 and November 15 in each year, commencing _______ at the rate of ______ per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be _________ or _________ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice thereof having been given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in New York, New York in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal. Dated:
                                       EQUITABLE RESOURCES, INC.

                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:
Attest:


--------------------------------

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


This is one of the ________ described in the within-mentioned Indenture.

                                       THE BANK OF NEW YORK,
                                        as Trustee


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                               Reverse of Security

This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of July 1, 1996, as modified by the Officer's Certificate dated November 15, 2002 (as so modified, herein called the "Indenture"), between the Company and The Bank of New York (as successor to the Bank of Montreal Trust Company), as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $ ____________.

The Securities of this series are subject to redemption upon not less than 30 days' but not more than 60 days' notice by mail at any time and from time to time, at a Redemption Price equal to the greater of (a) 100% of the principal amount to be redeemed plus accrued and unpaid interest thereon to the Redemption Date, or (b) the sum of the present values of the remaining scheduled payments of principal and interest on the Security to be redeemed (exclusive of interest accrued to the Redemption Date) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30 day months) at the applicable Treasury Rate (as defined below) plus 20 basis points plus accrued and unpaid interest on the principal amount being redeemed to the Redemption Date.

For purposes of determining the redemption price, the following definitions are applicable:

"Treasury Rate" means, with respect to any Redemption Date for the securities,

- the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the remaining life (as defined below), yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate shall be interpolated or extrapolated from those yields on a straight line basis, rounding to the nearest month); or

- if the release referred to in the previous bullet (or any successor release) is not published during the week preceding the calculation date or does not contain the yields referred to above, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date.

The Treasury Rate will be calculated on the third business day preceding the Redemption Date.

"Comparable Treasury Issue" means the U.S. Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term ("remaining life") of the Securities that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining terms of the Securities.

"Comparable Treasury Price" means, with respect to any Redemption Date:

- the average of five Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or

- if the Independent Investment Banker is unable to obtain at least four such Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations obtained by the Independent Investment Banker.

"Independent Investment Banker" means either Banc of America Securities LLC or J.P. Morgan Securities Inc., as specified by the Company, or if these firms are unwilling or unable to select the applicable Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Company.

"Reference Treasury Dealer" means (1) Banc of America Securities LLC and J.P. Morgan Securities Inc. (and their respective successors), provided, however, that if either of the foregoing shall cease to be a primary U.S. government securities dealer (a "Primary Treasury Dealer"), the Company will substitute therefore another Primary Treasury Dealer and (2) any other Primary Treasury Dealer selected by the Company after consultation with the Independent Investment Banker.

"Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date for the Securities, an average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury issue for the Securities (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.
If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

This Security will be entitled to the benefits of the Registration Rights Agreement, dated November 15, 2002, by and among J.P. Morgan Securities Inc., Banc of America Securities LLC, Banc One Capital Markets, Inc., PNC Capital Markets, Inc., Salomon Smith Barney Inc. amd BMO Nesbitt Burns Corp., as initial purchasers, and the Company (the "Registration Rights Agreement"). In the event of a Registration Default (as defined in the Registration Rights Agreement), the Company will be obligated to pay additional interest on the Notes during the period of one or more such registration defaults in an amount equal to 0.25% per annum during the first 90 day period following such Registration Default, increasing by an additional 0.25% per annum during each subsequent 90 day period up to a maximum of 0.50% per annum. Following the cure of all Registration Defaults the accrual of such additional interest will cease. Whenever there is mentioned herein, in any context, the payment of interest on this Security, such mention shall be deemed to include mention of the payment of any additional interest to the extent that, in such context, any such additional interest is, was or would be payable in respect thereof pursuant to the provisions of this Security, the Indenture and the Registration Rights Agreement and express mention of the payment of additional interest (if applicable) in any provisions hereof shall not be construed as excluding additional interest in those provisions hereof where such express mention is not made.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary. All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

The Indenture and this Security shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to the conflicts of law rules of said Commonwealth.

                              [FORM OF ASSIGNMENT]

To assign this Security, fill in the form below:

          I or we assign and transfer this Security to

          -------------------------------------------------------------
             (Print or type assignee's name, address and zip code)

          -------------------------------------------------------------
                  (Insert assignee's soc. sec. or tax I.D. No.)

     and irrevocably appoint ________________ as agent for the transfer of this Security on the books of the Company. The agent may substitute another to act for him.
--------------------------------------------------------------------------------


Date:                                  Your Signature:
      -----------------------------                    -------------------------

Signature Guarantee:
                    --------------------------------------------
                      (Signature must be guaranteed)

--------------------------------------------------------------------------------
Sign exactly as your name appears on the other side of this Security.

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

THE REMAINDER OF THIS FORM OF ASSIGNMENT SHALL NOT BE INCLUDED IN THE SECURITIES WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT.

In connection with any transfer or exchange of any of the Securities evidenced by this certificate occurring prior to the date that is two years after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being:

CHECK ONE BOX BELOW:

     1    / /       acquired for the undersigned's own account, without
                    transfer; or

     2    / /       transferred to the Company; or

     3    / /       transferred  pursuant to and in compliance  with Rule 144A under the Securities Act of 1933, as amended (the
                    "SECURITIES ACT"); or

     4    / /       transferred pursuant to an effective registration statement under the Securities Act; or

     5    / /       transferred  pursuant to and in compliance with Regulation S under the Securities Act; or

     6    / /       transferred to an institutional  "accredited  investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act), that has furnished to the Trustee a signed letter containing certain representations and agreements that it is acquiring this Security for investment and not with a view to, or for offer or sale in connection with, any distribution (as contemplated in the Securities Act) or fractionalization thereof or with any intention of reselling this Security or any part thereof, subject to any requirement of law that the disposition of its property will be at all times within its control and subject to its ability to resell this Security pursuant to Rule 144A, Regulation S or other exemption from registration available under the Securities Act; or

     7    / /       transferred pursuant to another available exemption from the registration  requirements of the Securities Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; PROVIDED, HOWEVER, that if box (5), (6) or
(7) is checked, the Trustee or the Company may require, prior to registering any such transfer of the Securities, in their sole discretion, such legal opinions, certifications and other information as the Trustee or the Company may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, such as the exemption provided by Rule 144 under such Act.


                                       --------------------------------
                                       Signature

Signature Guarantee:

------------------------------         --------------------------------
(Signature must be guaranteed)         Signature

--------------------------------------------------------------------

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

TO BE COMPLETED BY PURCHASER IF (1) OR (3) ABOVE IS CHECKED.

          The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

----------------------------------
Dated:

                       [TO BE ATTACHED TO GLOBAL SECURITY]

              SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

          The following increases or decreases in this Global Note have been made

                                                                     Principal Amount of
                    Amount of increase in    Amount of decrease in   this Global Note         Signature of
                    Principal Amount of      Principal Amount of     following each           authorized signatory
Date of Exchange    this Global Note         this Global Note        decrease or increase     of Trustee
----------------    ---------------------    ---------------------   --------------------     ---------------------






                                              EXHIBIT B TO OFFICER'S DECLARATION

             FORM OF CERTIFICATE TO BE DELIVERED IN CONNECTION WITH
                 TRANSFERS TO INSTITUTIONAL ACCREDITED INVESTORS


                                                       [Date]
[Issuer]


[Trustee]


Ladies and Gentlemen:

          This certificate is delivered to request a transfer of $_________ principal amount of the ____% Notes due ____ (the "SECURITIES") of __________________ (the "COMPANY").

          Upon transfer, the Securities would be registered in the name of the new beneficial owner as follows:

          Name: ___________________________________

          Address: ________________________________

          Taxpayer ID Number: _____________________

          The undersigned represents and warrants to you that:

          1. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the "SECURITIES ACT")) purchasing for our own account or for the account of such an institutional "accredited investor" at least $250,000 principal amount of the Securities, and we are acquiring the Securities not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risk of our investment in the Securities and we invest in or purchase securities similar to the Securities in the normal course of our business. We and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

          2. We understand that the Securities have not been registered under the Securities Act and, unless so registered, may not be sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing Securities to offer, sell or otherwise transfer such Securities prior to the date that is two years after the later of the date of original issue and the last date on which the Company or any affiliate of the Company was the owner of such Securities (or any predecessor thereto) (the "RESALE RESTRICTION TERMINATION DATE") only (a) to the Company, (b) pursuant to a registration statement which has been declared effective under the Securities Act, (c) in a transaction complying with the requirements of Rule 144A under the Securities Act, to a person we reasonably believe is a qualified institutional buyer under Rule 144A (a "QIB") that purchases for its own account or for the account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act, (e) to an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act that is purchasing for its own account or for the account of such an institutional "accredited investor," in each case in a minimum principal amount of Securities of $250,000 or (f) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and in compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Securities is proposed to be made pursuant to clause (e) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Company and the Trustee, which shall provide, among other things, that the transferee is an institutional "accredited investor" (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act) and that it is acquiring such Securities for investment purposes and not for distribution in violation of the Securities Act. Each purchaser acknowledges that the Company and the Trustee reserve the right prior to any offer, sale or other transfer prior to the Resale Termination Date of the Securities pursuant to clauses (d), (e) or (f) above to require the delivery of an opinion of counsel, certifications and/or other information satisfactory to the Company and the Trustee.


                                       TRANSFEREE:
                                                  ---------------------------

                                       BY:
                                          -----------------------------------

                                              EXHIBIT C TO OFFICER'S DECLARATION


                FORM OF CERTIFICATE TO BE DELIVERED IN CONNECTION
                     WITH TRANSFERS PURSUANT TO REGULATION S


                                                       [Date]

[Issuer]


[Trustee

          Re:  ____% Notes due ____ (the "Securities")

Ladies and Gentlemen:

          In connection with our proposed sale of $________ aggregate principal amount of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the United States Securities Act of 1933, as amended (the "SECURITIES ACT"), and, accordingly, we represent that:

          the offer of the Securities was not made to a person in the United States;

         i. either (i) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States or
     (ii) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

        ii. no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

       iii. the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

          In addition, if the sale is made during a restricted period and the provisions of Rule 903(c)(3) or Rule 904(c)(1) of Regulation S are applicable thereto, we confirm that such sale has been made in accordance with the applicable provisions of Rule 903(c)(3) or Rule 904(c)(1), as the case may be.

          You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or

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legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.


                                       Very truly yours,


                                       [Name of Transferor]

                                       By:
                                          -------------------------------
-------------------------------
     Authorized Signature

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